UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       January 12, 2007
                                                --------------------------------

                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)

        1540 Broadway; 15th Floor
           New York, New York                                     10036
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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               (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

      On January 12, 2007, Six Flags, Inc. (the "Company") held a previously-announced teleconference to discuss the Company's sale of seven of its parks and to revise its 2007 guidance. During the teleconference, Jeff Speed, the Company's Chief Financial Officer, announced certain expected results for the fiscal year ended December 31, 2006. The teleconference is available for playback as indicated in the Company's press release dated January 11, 2007. The text of the script for Mr. Speed's presentation during the teleconference is furnished as Exhibit 99.1.

      In connection with the Company's teleconference, the Company has provided a reconciliation of forecasted net loss from continuing operations to forecasted EBITDA (Modified) and Adjusted EBITDA for the year ended December 31, 2006 on its website, http://www.sixflags.com. A copy of the reconciliation is furnished as Exhibit 99.2.

Item 7.01   Regulation FD Disclosure.

      As described in Item 2.02 of this Form 8-K, on January 12, 2007, the Company held a previously-announced teleconference to discuss the Company's sale of seven of its parks and to revise its 2007 guidance. As noted above, the text of the script for Mr. Speed's presentation during the teleconference and the reconciliation of certain financial measures are furnished as Exhibits 99.1 and 99.2, respectively.

      The information in Items 2.02 and 7.01 of this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (d)   Exhibits

     99.1   Presentation for Teleconference held January 12, 2007.

     99.2   Reconciliation of Certain Financial Measures.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SIX FLAGS, INC.



                                       By:    /s/ James M. Coughlin
                                           ------------------------------------
                                           Name:  James M. Coughlin
                                           Title: General Cousel

Date:  January 12, 2007

                                  EXHIBIT INDEX

                                                                 Paper (P) or
 Exhibit No.                    Description                     Electronic (E)
------------- ------------------------------------------------ ----------------

     99.1     Presentation for Teleconference held January             E
              12, 2007.

     99.2     Reconciliation of Certain Financial Measures.            E